UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 22, 2009 (May 22, 2009)

NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with a review of its executive compensation practices, National Financial Partners Corp. (the “Company”) has determined that (i) it will no longer enter into any new or materially amended agreements with its officers that include any excise tax gross-up provisions with respect to payments contingent upon a change in control and (ii) any new participant entering the Company’s Change in Control Severance Plan (“Plan”) after January 1, 2009 is not and will not be entitled to the excise tax gross-up provided under the Plan. However, executives who were entitled to receive the excise tax gross-up prior to January 1, 2009 will be “grandfathered” and continue to be entitled to the excise tax gross-up.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: May 22, 2009

By:	/s/ Donna J. Blank
Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer